UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2001

SUN POWER CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27853
(Commission File Number)

86-0913555
(IRS Employer Identification No.)

414 Viewcrest Road, Kelowna, British Columbia, Canada V1W 4J8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (250) 764-8118

Hyaton Organics Inc.
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Sun Power Corporation has completed the formal share exchange with Solar Energy Limited, a public company listed on the OTC Bulletin Board, and three of its subsidiaries as first announced July 13, 2001.

Under the terms of the share exchange agreements, Sun Power has acquired 100% of the shares of two private companies: Sunspring Inc. (SUNS) and Renewable Energy Corporation. Sunspring Inc. is a Nevada corporation with licenses to a portfolio of unique solar driven water desalination and pumping technology, and Renewable Energy Corporation is a New Mexico corporation with an exclusive license to proprietary solar energy technology that will enable it to produce liquid fuels, hydrogen and electricity from CO2.

After these acquisitions, we intend to engage in two new businesses. One of these businesses, using the technology licensed to Sunspring Inc. by Dr. Melvin Prueitt and others, will focus on the inexpensive production of potable water from brackish water and from sea water using solar energy to operate reverse-osmosis desalination plants. The other business, using the technology licensed to Renewable Energy Corporation by Dr. Reed Jensen, will focus on the production of liquid fuels, hydrogen and electricity from CO2.

In exchange for the shares of Sunspring Inc., we issued 2,000,000 shares of our common stock and 8,000,000 shares of our convertible Series A Preferred Stock to Solar Energy Limited. Each share of our Series A Preferred Stock is entitled to one-half of a vote and earns interest at six percent, payable quarterly only out of cash flow generated by Sunspring Inc. The Series A Preferred Stock is convertible in to common stock between January 25, 2003 and November 26, 2004, at a conversion price equal to the ten-trading day average price per share for our common shares on the last trade (sale) of the day on the OTCBB for the ten-trading day period ending on the date of conversion, with a minimum floor price of $2.00 per share and a ceiling price of $4.00 per share.

In exchange for the shares of Renewable Energy Corporation, we issued 2,000,000 shares of our common stock and 8,000,000 shares of our convertible Series B Preferred Stock to Renewable Energy Limited (REEL). Each share of our Series B Preferred Stock is entitled to one-half of a vote and earns interest at six percent, payable quarterly only out of cash flow generated by Renewable Energy Corporation. The Series B Preferred Stock is convertible in to common stock between January 25, 2003 and November 26, 2004, at a conversion price equal to the ten-trading day average price per share for our common shares on the last trade (sale) of the day on the OTCBB for the ten-trading day period ending on the date of conversion with a minimum floor price of $2.00 per share and a ceiling price of $4.00 per share.

As part of our acquisition of the shares of Renewable Energy Corporation, Dr. Reed Jensen, the President of Renewable Energy Corporation, entered into an employment agreement with Renewable Energy Corporation for a two year term commencing November 26, 2001 at a salary of $10,000 per month.

Item 5. Other Events

Milton Datsopoulos, Joel Dumaresq, Dana Hansen, Stuart Jensen and Dr. Noel Brown have been appointed to the board of Sun Power

Item 6. Resignation of Registrant's Directors

Gordon Robinson has resigned from the board of Sun Power.

Financial Statements and Exhibits

SunSpring Inc. (audited):

Independent Auditors' Report dated January 31, 2002
Balance Sheets as at December 31, 2000 and November 26, 2001
Statements of Operations and Deficit for the period from incorporation on April 3, 2000 to December 31, 2000, for the period January 1, 2001 to November 26, 2001 and for the period from incorporation on April 3, 2000 to November 26, 2001
Consolidated Statements of Cash Flows for the period from incorporation on April 3, 2000 to December 31, 2000, for the period January 1, 2001 to November 26, 2001 and for the period from incorporation on April 3, 2000 to November 26, 2001
Notes to the Financial Statements

Renewable Energy Corporation (audited):

Independent Auditors' Report dated January 31, 2002
Balance Sheets as at December 31, 2000 and November 26, 2001
Statements of Operations and Deficit for the year ended December 31, 2000, for the period January 1, 2001 to November 26, 2001 and for the period from incorporation on November 30, 1998 to November 30, 2001
Statements of Cash Flows for the year ended December 31, 2000, for the period January 1, 2001 to November 26, 2001 and for the period from incorporation on November 30, 1998 to November 30, 2001
Notes to the Financial Statements

Pro Forma Financial Information:

Pro Forma Consolidated Balance Sheets
Pro Forma Consolidated Statements of Operations
Notes to the Pro Forma Financial Statements

Pro Forma Consolidated Financial Statements
(Expressed in United States dollars)

Sun Power Corporation
(Formerly Hyaton Organics Inc.)
(A Development Stage Enterprise)

Nine months ended September 30, 2001
Year ended December 31, 2000

(Unaudited)

Unaudited Pro Forma Consolidated Financial Statements of
Sun Power Corporation

The unaudited pro forma consolidated financial statements are prepared in accordance with accountng principles generally accepted in the United States of America. The unaudited pro forma consolidated financial statements should be read in conjuction with the consolidated financial statements of Sun Power Corporation ("Sun Power") previously filed with the Securities and Exchange Commission under cover of Form 10-QSB and of Sunspring Inc. ("Sunspring") and Reneweable Energy Corp.("REC") included elsewhere in this Form 8-K filing.

The unaudited pro forma consolidated financial statements reflect the following transactions:

  The issuance by Sun Power of 2,000,000 common shares and 8,000,000 preference shares to acquire all of the issued and outstanding shares of Sunspring;

  The issuance by Sun Power of 2,000,000 common shares and 8,000,000 preference shares to acquire all of the issued and outstanding shares of REC;

  Forgiveness of $352,362 loans payable by the former shareholder's majority shareholder and assumptions by the former majority shareholder of $60,000 in loans payable;

  The assumption of $250,034 loans payable by the former shareholder of Sunspring for the settlement of $110,000 in loans receivable from the former shareholder;

  The recapitalization of Sun Power with REC and related elimination of REC's share capital and deficit;

  The recapitalization of Sun Power with Sunspring and related elimination of Sunspring's share capital and deficit;

Recapitalization of Sun Power with these pro forma consolidated financial statements include:

  The unaudited pro forma balance sheet as at September 30, 2001 prepared from the unaudited interim consolidated balance sheet of Sun Power as at September 30, 2001, the audited balance sheet of Sunspring as at November 26, 2001 and the audited balance sheet of REC as at November 26, 2001, and reflects the transaction as if they occurred on September 30, 2001.

  The unaudited pro forma consolidated statement of earnings for the nine months ended September 30, 2001 prepared from the unaudited interim prepared by management consolidated statement of operations of Sun Power for the nine months ended September 30, 2001, Sunspring for the nine months ended September 30, 2001, and REC for the nine months ended September 30, 2001 and reflects the transactions as if they occurred on January 1, 2000.

  The unaudited pro forma consolidated statement of operations for the year ended December 31, 2000 prepared from the audited consolidated statement of operations of Sun Power for the year ended December 31, 2000 and the audited statement of operations of Sunspring for the year ended December 31, 2000 and the audited statement of operations of REC for the year ended December 31, 2000 and reflects the transactions as if they occurred on January 1, 2000.

The unaudited pro forma consolidated financial statements may not necessarily be indicative of the results of operations or financial position which would have been achieved if the acquisitions occurred on the dates and for the periods noted above and do not purport to indicate future results of operations. In the opinion of management, these unaudited pro forma consolidated financial statements include all adjustments necessary for a fair presentation of the information presented.

Sun Power Corporation (Formerly Hyaton Organics Inc.) (A Development Stage Enterprise) Pro Forma Consolidated Balance Sheets (Unaudited) (Expressed in United States dollars)
	Sun Power Corporation as at September 30, 2001	Sunspring Inc. as at November 26, 2001	Renewable Energy Corp. as at November 26, 2001	Pro forma adjustments and elimination entries		Pro forma consolidated
				(note 2)
Assets

Current assets:
Cash	$ 109	$ 41,189	$ 66,379	$ -		$ 107,677
Loan to related party	-	10,000	-	(10,000)	(e,f)	-
Accounts receivable	100	-	-	-		100
Total current assets	209	51,189	66,379	(10,000)		107,777

Due from parent company	-	116,600	-	(116,600)	(d)	-

Investment	1	-	-	-		1

Fixed assets, net	1,310	1,185	14,092	-		16,587

Patent, net	-	32,259	4,836	-		37,095

Total assets	$ 1,520	$ 201,233	$ 85,307	$ (126,600)		$ 161,460

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable	$ 117,197	$ 2,370	$ 3,349	$ -		$ 122,916
Accrued liabilities	13,878	-	-	-		13,878
Total current liabilities	131,075	2,370	3,349	-		136,794

Loans payable	-	250,034	422,362	(412,362)	(c)	-
				(250,034)	(d)
				(10,000)	(e,f)

Due to Sun Power Corporation	-	125,000	50,000	(175,000)	(e,f)	-

Due to related parties	1,587,218	-	-	-		1,587,218
Total liabilities	1,718,293	377,404	475,711	(847,396)		1,724,012

Redeemable preference shares	-	-	-	80,000	(a)	160,000
				80,000	(b)

Stockholders' deficiency:
Capital stock:
Common shares	275,560	14,500	100	20,000	(a)	315,560
				20,000	(b)
				(100)	(c)
				(14,500)	(d)
Subscription receivable	-	(14,500)	-	14,500	(f)	-
Additional paid-in capital	223,187	-	-	-		223,187
Deficit accumulated during the development stage	(2,215,520)	(176,171)	(390,504)	412,362	(a)	(2,261,299)
				(17,737)	(A)
				(28,042)	(B)
				250,034	(d)
				(116,600)	(d)
				(21,858)	(e)
				42,737	(f)
Total stockholders' deficiency	(1,716,773)	(176,171)	(390,404)	560,796		(1,722,552)

Total liabilities and stockholders' deficiency	$ 1,520	$ 203,233	$ 85,307	$ (126,600)		$ 161,460

See accompanying notes to pro forma consolidated financial statements.

Sun Power Corporation

(Formerly Hyaton Organics Inc.)
(A Development Stage Enterprise)

Pro Forma Consolidated Statements of Operations
(Unaudited)
(Expressed in United States dollars)

Nine months ended September 30, 2001

	| Sun Power Corporation	Sunspring Inc.	Renewable Energy Corp.	Pro forma adjustments and elimination entries	Pro forma consolidated
				(note 2)

Revenue	$ -	$ -	$ -	$ -	$ -

Expenses:
Consulting and other professional fees	134,751	3,888	3,655	-	142,294
Product research and development costs	-	12,207	39,923	-	52,130
Administrative and other expenses	2,615	5,230	16,999	-	24,844
Amortization	-	819	3,682	-	4,502
	137,366	22,144	64,259	-	223,770

Loss before undernoted	137,366	22,144	64,259	-	223,770

Other income (expense):
Loss on disposal of Camden Agro-Systems Inc.	(244,536)	-	-	-	(244,536)
Other income and interest	-	5,161	540	-	5,729
	(244,536)	5,161	540	-	(238,807)

Loss from continuing operations	$ 381,902	$ 16,983	$ 63,719	$ -	$ 462,604

Basic and diluted loss per share	$ 0.01				$ 0.01

Weighted average number of shares outstanding	27,556,000				31,556,000

See accompanying notes to pro forma consolidated financial statements.

Sun Power Corporation
(Formerly Hyaton Organics Inc.
(A Development Stage Enterprise)

Pro Forma Consolidated Statements of Operations
(Unaudited)
(Expressed in United States dollars)

Year ended December 31, 2000

	Sun Power Corporation	Sunspring Inc.	Renewable Energy Corp.	Pro forma adjustments and elimination entries	Pro forma consolidated

Revenue	$ 226	$ -	$ -	$ -	$ 226

Expenses:
Consulting and other professional fees	317,853	5,126	7,332	-	330,311
Product research and development costs	55,582	95,000	142,194	-	292,776
Administrative and other expenses	27,483	6,993	20,041	-	54,517
Amortization	-	1,093	7,391	-	8,484
Travel	1,964	-	-	-	1,964
	402,882	108,212	176,958	-	688,052

Loss before undernoted	402,656	108,212	176,958	-	687,826

Other income and interest	-	1,561	2,494	-	4,055

Loss from continuing operations	$ 402,656	$ 106,651	$ 174,464	$ -	$ 683,771

Basic and diluted loss per share	$ 0.01				$ 0.02

Weighted average number of shares outstanding	27,556,000				31,556,000

See accompanying notes to pro forma consolidated financial statements.

Sun Power Corporation

(Formerly Hyaton Organics Inc.)
(A Development Stage Enterprise)

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Nine months ended September 30, 2001
Year ended December 31, 2000

1.	Nature of operations:

The accompanying pro forma consolidated financial statements have been compiled for purposes of inclusion in the Form 8-K, filed with the Securities and Exchange Commission in the United States, relating to the legal acquisition of the shares of Sunspring, Inc. ("Sunspring") and Renewable Energy Corp. ("REC") by Sun Power Corporation ("Sun Power").

These pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations that would have been attained had the transaction actually taken place at the dates indicated and does not purport to be indicative of the effects that may be expected to occur in the future.

The pro forma consolidated statements have been compiled from:
	(a)	the unaudited consolidated financial statements of Sun Power as at September 30, 2001 and for the nine months then ended.
	(b)	the audited consolidated financial statements of Sun Power for the year ended December 31, 2000;
	(c)	the unaudited financial statements of Sunspring for the nine months ended September 30, 2001;
	(d)	the audited financial statements of Sunspring for the period from incorporation on April 3, 2000 to December 31, 2000 and for the period from January 1, 2001 to November 26, 2001;
	(e)	the audited financial statements of REC for the year ended December 31, 2000 and for the period from January 1, 2001 to November 26, 2001;
	(f)	the unaudited financial statements of REC for the nine months ended September 30, 2001; and
	(g)	the additional information set out in note 2.

The pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States in effect at September 30, 2001 and should be read in conjunction with the historical financial statements of each company and other information included in this Form 8-K filing.

Sun Power Corporation

(Formerly Hyaton Organics Inc.
(A Development Stage Enterprise)

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Nine months ended September 30, 2001
Year ended December 31, 2000

2.	Pro forma adjustments and eliminating entries:

The pro forma consolidated balance sheet as at September 30, 2001 has been prepared assuming that the transactions described below occurred on that date. The pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 have been compiled assuming the transaction relating to the proposed acquisition occurred at the beginning of the year ended December 31, 2001 presented, but as indicated in note 1, apply generally accepted accounting principles as they will be in effect at the date of consummation of the acquisition.

The pro forma consolidated financial statements give effect to the following transactions:
	(a)	The issuance by Sun Power of 2,000,000 common shares and 8,000,000 preference shares to acquire all of the issued and outstanding shares of Sunspring;
	(b)	The issuance by Sun Power of 2,000,000 common shares and 8,000,000 preference shares to acquire all of the issued and outstanding shares of REC;
	(c)	Forgiveness of $352,362 loans payable by the former shareholder's majority shareholder and assumptions by the former shareholder's majority shareholder of $60,000 in loans payable;
	(d)	The assumption of $250,034 loans payable by the former shareholder of Sunspring for the settlement of $110,000 in loans receivable from the former shareholder;
	(e)	The recapitalization of Sun Power with REC and related elimination of REC's share capital and deficit (note 3(b)); and
	(f)	The recapitalization of Sun Power with Sunspring and related elimination of Sunspring's share capital and deficit (note 3(a)).

3.	Recapitalization transactions:
	(a)	Sunspring:

Pursuant to an Agreement and Plan of Share Exchange between Solar Energy Limited ("Solar") (the parent company of Sunspring), Sunspring and Sun Power, dated September 4, 2001, in consideration for acquiring all of Sunspring's issued and outstanding shares, Sun Power agreed to issue 2,000,000 common shares and 8,000,000 preference shares to Solar. The preference shares will have certain voting rights, will bear interest at a rate of 6% with interest payable quarterly only from cash flow generated by Sunspring and will be convertible into shares of Sun Power common stock at the option of the holder during the period beginning 60 days after the first anniversary of the closing date and ending on the third anniversary of the closing date. The conversion price is intended to be based on the average ten trading day price of Sun Power's common shares on the date of the conversion, at a minimum floor of $2.00 per common share and a ceiling price of $4.00 per common share.

Sun Power Corporation

(Formerly Hyaton Organics Inc.
(A Development Stage Enterprise)

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Nine months ended September 30, 2001
Year ended December 31, 2000

3.	Recapitalization transactions (continued):
	(a)	Sunspring (continued):

During the 12 months following closing of the acquisition of Sunspring, Sun Power has agreed to provide $200,000 for the first 90 day period, pursuant to an agreed upon budget, and at least $150,000 during each 90 day period thereafter for use as working capital by Sunspring.

Per the Agreement and Plan of Share Exchange, if certain conditions relating to technology development, intellectual property or employment of management are not met by Sunspring, then Sun Power has the right to elect to exchange the Sunspring acquired shares for the Sun Power Preference Shares issued to Solar on acquisition. In addition, if Sun Power has not advanced the minimum working capital requirements then Solar shall have the right to exchange the Sun Power Preference Shares for the Sunspring acquired shares.

The shares issued as consideration have been valued based on the estimated fair value of the net identifiable assets of Sunspring and have been allocated to the identifiable assets acquired and liabilities assumed based upon their fair values. The purchase price and its allocation is preliminary only and is subject to change.

		Details of the acquisition are as follows:

		Net assets acquired:
		Cash	$ 41,189
		Loan to related party	10,000
		Fixed assets	1,185
		Patent	32,259
			84,633

		Accounts payable and accrued liabilities	2,370

		Net assets acquired	$ 82,263

		Consideration:
		Common shares to be issued under acquisition agreement	$ 20,000
		Preference shares to be issued under acquisition agreement	80,000
		Charge to deficit	(17,737)

			$ 82,263

Sun Power Corporation

(Formerly Hyaton Organics Inc.
(A Development Stage Enterprise)

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Nine months ended September 30, 2001
Year ended December 31, 2000

3.	Recapitalization transactions (continued):
	(b)	Renewable Energy Corp.:

Pursuant to an Agreement and Plan of Share Exchange between Renewable Energy Limited ("REL") (the parent company of REC), REC and Sun Power, dated October 19, 2001, in consideration for acquiring all of REC's issued and outstanding shares, Sun Power agreed to issue 2,000,000 common shares and 8,000,000 preference shares to REL. The preference shares will have certain voting rights, will bear interest at a rate of 6% with interest payable quarterly only from cash flow generated by REC and will be convertible into shares of Sun Power common stock at the option of the holder during the period beginning 60 days after the first anniversary of the closing date and ending on the third anniversary of the closing date. The conversion prices is intended to be based on the average ten trading day price of Sun Power's common shares on the date of the conversion, at a minimum floor of $2.00 per common share and a ceiling price of $4.00 per common share.

		For the 12 month period following the closing date Sun Power is required to provide REC, with a minimum of $150,000 for each 90 day period pursuant to a budget to be agreed upon by the parties.

Per the Agreement and Plan of Share Exchange, if certain conditions relating to technology development, intellectual property or employment of management are not met by REC, then Sun Power has the right to exchange the REC acquired shares for the Sun Power Preference Shares issued to REL on acquisition. In addition, if Sun Power has not advanced the minimum working capital requirements then REL shall have the right to exchange the Sun Power Preference Shares for the REC acquired shares.

The shares issued as consideration have been valued based on the estimated fair value of the net identifiable assets of REL and have been allocated to the identifiable assets acquired and liabilities assumed based upon their fair values. The purchase price and its allocation is preliminary only and is subject to change.

		Details of the acquisition are as follows:

		Net assets acquired:
		Cash	$ 66,379
		Patent	4,836
		Fixed assets	14,092
			85,307

		Accounts payable and accrued liabilities	3,349
		Due to related party	10,000

		Net assets acquired	$ 71,958

Sun Power Corporation

(Formerly Hyaton Organics Inc.
(A Development Stage Enterprise)

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Nine months ended September 30, 2001
Year ended December 31, 2000

3.	Recapitalization transactions (continued):
	(b)	Renewable Energy Corp. (continued):

		Consideration:
		Common shares to be issued under acquisition agreement	$ 20,000
		Preference shares to be issued under acquisition agreement	80,000
		Deficit	(28,042)

			$ 71,958

Financial Statements
(Expressed in United States dollars)

SUNSPRING INC.
(Formerly Holisticom.com Limited)
(A Development Stage Enterprise)

For the period from incorporation on April 3, 2000 to December 31, 2000
For the period January 1, 2001 to November 26, 2001
For the period from incorporation on April 3, 2000 to November 26, 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Sunspring Inc. (formerly Holisticom.com Limited)

We have audited the balance sheets of Sunspring Inc. (formerly Holisticom.com Limited) (a Development Stage Enterprise) as at November 26, 2001 and December 31, 2000 and the related statements of operations and deficit and cash flows for the period from January 1, 2001 to November 26, 2001, the period from incorporation on April 3, 2000 to December 31, 2000 and the period from incorporation on April 3, 2000 to November 26, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 26, 2001 and December 31, 2000 and the results of its operations and cash flows for the period from January 1, 2001 to November 26, 2001, the period from incorporation on April 3, 2000 to December 31, 2000 and the period from incorporation on April 3, 2000 to November 26, 2001 in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1(a) to the financial statements, the Company has incurred recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in this regard are also described in note 1(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KPMG LLP (signed)

Chartered Accountants

Vancouver, Canada

January 31, 2002

SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Balance Sheets (Expressed in United States dollars)

	December 31, 2000	November 26, 2001

Assets

Current assets:
Cash	$2,487	$41,189
Loan to related party (note 3)	10,000	10,000
Total current assets	12,487	51,189

Due from parent company (note 4)	110,000	116,600

Computer equipment, net of accumulated amortization of $2,095 (2000 - $1,093)	2,187	1,185

Patent, net of accumulated amortization of $7,241 (2000 - nil)	-	32,259

Total assets	$124,674	$201,233

Liabilities and Stockholders' Deficiency

Current liabilities
Accounts payable	$3,725	$2,370
Loans payable (note 5)	227,600	250,034
Advances from Sun Power Corporation (note 6)	-	125,000
Total current liabilities	231,325	377,404

Stockholders' equity (deficiency):
Capital stock:
Authorized:
200,000,000 common shares at $0.001 par value
Issued:
14,500,000 common shares at $0.001 par value	14,500	14,500
Subscription receivable	(14,500)	(14,500)
Deficit accumulated during the development stage	(106,651)	(176,171)
Total stockholders' deficiency	(106,651)	(176,171)

Total liabilities and stockholders' deficiency	$124,674	$201,233

Future operations (note 1(a))

See accompanying notes to financial statements.
SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Statements of Operations and Deficit (Expressed in United States dollars)

	Period from incorporation on April 3, 2000 to December 31, 2000	Period from January 1, 2001 to November 26, 2001	Period from incorporation on April 3, 2000 to November 26, 2001

Expenses:
Consulting and other professional fees	$5,126	$15,142	$20,268
Product research and development costs	95,000	41,767	136,767
Amortization	1,093	8,243	9,336
Administrative and other expenses	6,993	11,012	18,005

Loss before undernoted	(108,212)	(76,164)	(184,376)

Other income	1,561	44	1,605

Interest income	-	6,600	6,600

Loss for the period	(106,651)	(69,520)	(176,171)

Deficit accumulated during the development stage, beginning of period	-	(106,651)	-

Deficit accumulated during the development stage, end of period	$(106,651)	$(176,171)	$(176,171)

See accompanying notes to financial statements.
SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Consolidated Statements of Cash Flows (Expressed in United States dollars)

	Period from incorporation on April 3, 2000 to December 31, 2000	Period from January 1, 2001 to November 26, 2001	Period from incorporation on April 3, 2000 to November 26, 2001

Cash provided by (used in):

Operations:
Loss for the period	$(106,651)	$(69,520)	$(176,171)
Amortization, an item not involving the use of cash	1,093	8,243	9,336
Changes in non-cash operating working capital:
Accounts payable	3,725	(1,355)	2,370
	(101,833)	(62,632)	(164,465)

Investments:
Capital expenditures	(3,280)	-	(3,280)
Due from parent company	(110,000)	(6,600)	(116,600)
Patent costs	-	(39,500)	(39,500)
	(113,280)	(46,100)	(159,380)

Financing:
Loan to related party	(10,000)	-	(10,000)
Loans payable	227,600	22,434	250,034
Advances from Sun Power Corporation	-	125,000	125,000
	217,600	147,434	365,034

Increase in cash	-	38,702	41,189

Cash, beginning of period	-	2,487	-

Cash, end of period	$-	$41,189	$41,189

Supplementary information:
Interest paid	$-	$-	$-
Income taxes paid	-	-	-
Non-cash transactions:
Issuance of common shares	14,500	-	14,500

See accompanying notes to financial statements.

SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

1.	Nature and continuance of operations:

The Company was incorporated pursuant to the laws of the state of Nevada on April 3, 2000 as Holisticom.com Limited. On August 21, 2000, the Company changed its name to Sunspring Inc. ("Sunspring"). From incorporation to November 26, 2001, the Company was 100% owned by Solar Energy Limited ("Solar"), a United States public company. The Company's principal business activity is the research and development of cost-effective solutions concerning water.

	(a)	Future operations:

These financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a limited operating history with no revenues and no products or operable technology ready for market.

On October 19, 2001, the Company's parent entered into an Agreement and Plan of Share Exchange with Sun Power Corporation (formerly Hyaton Organics Inc.) ("Sun Power") to exchange all of the issued and outstanding shares of Sunspring for an aggregate of 2,000,000 common shares in the capital of Sun Power plus 8,000,000 Sun Power preference shares. The Agreement and Plan of Share Exchange closed on November 26, 2001. In connection with its disposal of the Company, Solar agreed to assume $250,034 in loans payable of the Company (note 5) in settlement of Solar's $110,000 loan payable to the Company (note 4). Sun Power is, immediately prior to closing, a public company listed on the Over-The-Counter Bulletin Board with no substantive operations or revenues and for which substantial doubt exists as to its ability to continue as a going concern.

After giving effect to the settlement of loans payable and receivable described in the preceding paragraph, the Company will have a deficiency in assets of $52,734. The continuance of the Company as a going concern is dependent on the financial support of its new shareholder, obtaining financing to continue its research and development of these processes, the completion and testing of working prototypes and the establishment of licensing and royalty arrangements with end users. If the Company is unable to achieve these objectives, it may be obligated to liquidate certain assets in settlement of liabilities and the value achieved on settlement may be less than the assets' carrying values.

	(b)	Development stage enterprise:

For U.S. accounting purposes the Company is considered to be a development stage enterprise from incorporation on April 3, 2000 to November 26, 2001 as its efforts are primarily directed towards the development of a new technology. The identification of an entity as a development stage enterprise does not impact the measurement and recognition principles applied in these financial statements but does require the disclosure of specified cumulation from incorporation and other information.

SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

2.	Significant accounting policies:
	(a)	Principles of presentation:

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

	(b)	Computer equipment:
Computer equipment is recorded at cost. Amortization is calculated using the straight-line method over a three year period.
	(c)	Patent:
The patent is recorded at cost. Amortization is calculated using the straight-line method over a five year period.
	(d)	Research and development costs:
Research and development costs are expensed as incurred.
	(e)	Income taxes:

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized based on the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and of loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. To the extent that the realization of the benefit of deferred tax assets is not considered to be more likely than not, a valuation allowance is provided.

SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

2.	Significant accounting policies (continued):
	(f)	Impairment of long-lived assets and long-lived assets to be disposed of:

The Company accounts for long-lived assets, which includes computer equipment and patent costs, in accordance with the provision of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of". This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceed the fair value of the assets.

	(g)	Recent United States accounting standards: During 2001, the Financial Accounting Standards Board has issued four new pronouncements:

- Statement 141, "Business Combinations", requires the purchase method of accounting for all business combinations and applies to all business combinations initiated after June 30, 2001 and to all business combinations accounted for by the purchase method that are completed after June 30, 2001.

- Statement 142, "Goodwill and Other Intangible Assets", requires that goodwill as well as other intangible assets be tested annually for impairment and is effective for fiscal years beginning after December 15, 2001.

- Statement 143, "Accounting for Asset Retirement Obligations", requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset and is effective for fiscal years beginning after June 15, 2002.

- Statement 144, "Accounting for the Impairment or Disposal of Long-lived Assets", provides that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations, and broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. Statement 144 is effective for fiscal years beginning after December 15, 2001.

The adoption of Statements 141, 142, 143 and 144 will not effect the current consolidated financial statements or historically reported results of operations.

SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

3.	Loan to related party
	The loan from a related party is due from Renewable Energy Corp., a sister company, non-interest bearing, unsecured and has no fixed terms of repayment.

4.	Due from parent company:
	The amount is due from Solar Energy Limited on February 28, 2002 with interest at 8% per annum. This loan was settled on November 26, 2001 on sale of the Company (note 1(a)).

5.	Loans payable:

		December 31, 2000	November 26, 2001

	Solar Energy Limited, parent corporation	$-	$22,434
	Chilean Gold	55,000	55,000
	Subscriptions received	143,600	143,600
	Baycove Investments Ltd.	29,000	29,000

		$227,600	$250,034

The loans are non-interest bearing, unsecured and have no fixed terms of repayment. Subsequent to November 26, 2001, the loan from Solar was forgiven and the remaining loans payable were assumed by Solar (note 1(a)).

6.	Advances from Sun Power Corporation:
	The advances from Sun Power Corporation are pursuant to the Agreement and Plan of Share Exchange (note 1(a)). The advances are non-interest bearing, unsecured and have no fixed terms of repayment.

7.	Income taxes:
	Income tax expense differs from the amounts computed by applying the combined federal and state income tax rate of 34% to pretax income as a result of the following:

		December 31, 2000	November 26, 2001

	Computed expected tax expense (recovery)	$(36,261)	$(23,637)
	Change in valuation allowance	36,261	23,637

	Income tax expense	$-	$-

SUNSPRING INC. (Formerly Holisticom.com Limited) (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

7.	Income taxes (continued):
	The tax effect of temporary differences that give rise to significant portions of the future tax assets and liabilities are as follows:

		December 31, 2000	November 26, 2001

	Future tax assets:
	Net operating losses carry forward	$36,261	$59,898
	Valuation allowance	(36,261)	(59,898)

	Net future tax assets	$-	$-

In assessing the realizability of future tax assets, management considers whether it is more likely than not that all or some portion of the future tax assets will not be realized. The ultimate realization of future tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of future tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The amount of future tax considered realizable could change materially based on future taxable income during the carry forward period of the non-capital losses.

Financial Statements
(Expressed in United States dollars)

RENEWABLE ENERGY CORP.
(A Development Stage Enterprise)

Year ended December 31, 2000
For the period January 1, 2001 to November 26, 2001
For the period from incorporation on November 30, 1998
to November 30, 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Renewable Energy Corp.

We have audited the balance sheets of Renewable Energy Corp. (a Development Stage Enterprise) as of November 26, 2001 and December 31, 2000 and the related statements of operations and deficit and cash flows for the period January 1, 2001 to November 26, 2001 and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 26, 2001 and December 31, 2000 and the results of its operations and cash flows for the period January 1, 2001 to November 26, 2001 and for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1(a) to the financial statements, the Company has incurred recurring losses from operations and has a capital and working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in this regard are also described in note 1(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KPMG LLP (signed)

Chartered Accountants

Vancouver, Canada

January 31, 2002

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Balance Sheets (Expressed in United States dollars)

	December 31, 2000	November 26, 2001

Assets

Current assets:
Cash	$30,882	$66,379

Fixed assets (note 3)	18,180	14,092

Patent, net of accumulated amortization of $1,339 (2000 - $927)	5,248	4,836

Total assets	$54,310	$85,307

Liabilities and Stockholders' Deficiency

Current liabilities
Accounts payable	$7,324	$197
Due to related parties (note 4)	357,362	422,362
Due to Sun Power Corporation (note 5)	-	50,000
Total current liabilities	364,686	472,559

Stockholders' deficiency:
Capital stock:
Authorized: 100,000 common shares with no par value
Issued: 100 common shares	100	100
Deficit accumulated during the development stage	(310,476)	(387,352)
Total stockholders' deficiency	(310,376)	(387,252)

Total liabilities and stockholders' deficiency	$54,310	$85,307

Future operations (note 1(a))

See accompanying notes to financial statements.
RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Statements of Operations and Deficit (Expressed in United States dollars)

	Year ended December 31, 2000	Period from January 1, 20001 to November 26, 2001	Period from incorporation on November 30, 1998 to November 30, 2001
			(unaudited)

Expenses:
Consulting and other professional fees	$7,332	$9,811	$27,333
Product research and development costs	142,194	42,234	281,096
Amortization	7,391	4,500	14,640
Administrative and other expenses	20,041	20,925	70,970

Loss before other income	(176,958)	(77,470)	(394,039)

Other income:
Other income and interest	2,494	594	6,687

Loss for the period	(174,464)	(76,876)	(387,352)

Deficit accumulated during the development stage, beginning of period	(136,012)	(310,476)	-

Deficit accumulated during the development stage, end of period	$(310,476)	$(387,352)	$(387,352)

See accompanying notes to financial statements.

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Statements of Cash Flows (Expressed in United States dollars)

	Year ended December 31, 2000	Period from January 1, 20001 to November 26, 2001	Period from incorporation on November 30, 1998 to November 30, 2001
			(unaudited)

Cash provided by (used in):

Operations:
Loss for the period	$(174,464)	$(76,876)	$(387,352)
Items not involving the use of cash:
Amortization	7,391	4,500	14,640
Changes in non-cash operating working capital
Accounts payable	899	(7,127)	196
	(166,174)	(79,503)	(372,516)

Investments:
Capital expenditures	(17,093)	-	(27,392)
Patent cost	-	-	(6,175)
	(17,093)	-	(33,567)

Financing:
Issuance of common shares	-	-	100
Advance from related company	72,362	65,000	422,362
Advances from Sun Power Corporation	-	50,000	50,000
	72,362	115,000	472,462

Increase (decrease) in cash	(110,905)	35,497	66,379

Cash, beginning of period	141,787	30,882	-

Cash, end of period	$30,882	$66,379	$66,379

Supplementary information:
Interest paid	$-	$-	$-
Income taxes paid	-	-	-

See accompanying notes to financial statements.

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

1.	Nature and continuance of operations:

Renewable Energy Corp. ("REC") was incorporated pursuant to the laws of the state of New Mexico on November 30, 1998. REC is wholly owned by Renewable Energy Limited ("REL"). Solar Energy Limited ("Solar"), a U.S. public company, is the majority shareholder of REL. Its principal business activity has been the research and development of its fuel technology. Management's efforts to date have focused primarily on research and development of processes to produce fuels through the use of solar energy.

	(a)	Future operations:

These financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a limited operating history with no revenues and no products or operable technology ready for market.

On October 19, 2001, REL entered into an Agreement and Plan of Share Exchange with Sun Power Corporation (formerly Hyaton Organics Inc.) ("Sun Power") to exchange all of the issued and outstanding shares of REC for an aggregate of 2,000,000 common shares in the capital of Sun Power plus 8,000,000 Sun Power preference shares. The Agreement and Plan of Share Exchange were effected on November 26, 2001. Sun Power is, immediately prior to closing, a public company listed on the Over-The-Counter Bulletin Board with no substantive operations or revenues and for which substantial doubt exists as to its ability to continue as a going concern.

In connection with its disposal of the Company, REL's majority shareholder, Solar, agreed to assume $50,000 in loans payable of the Company to REL and forgive $362,362 in loans payable of the Company to Solar. After giving effect to the settlement of loans payable, the Company has shareholders' equity of $25,110. The continuance of the Company as a going concern is dependent on the financial support of its new shareholder, obtaining financing to continue its research and development of these processes, the completion and testing of working prototypes and the establishment of licensing and royalty arrangements with end users. If the Company is unable to achieve these objectives, it may be obligated to liquidate certain assets in settlement of liabilities and the value achieved on settlement may be less than the assets' carrying values.

	(b)	Development stage enterprise:

For U.S. accounting purposes the Company is considered to be a development stage enterprise from the incorporation on November 30, 1998 to November 26, 2001 as its efforts are primarily directed towards the development of a new technology. The identification of an entity as a development stage enterprise does not impact the measurement and recognition principles applied in these financial statements but does require the disclosure of specified cumulation from incorporation and other information.

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

2.	Significant accounting policies:

	(a)	Principles of presentation:

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

	(b)	Fixed assets:

Fixed assets are recorded at cost. Amortization is calculated using the double-declining balance method over the expected useful lives of five to seven years.

	(c)	Patent:

The patent is recorded at cost. Amortization is calculated using the straight-line method over a fifteen year period.

	(d)	Research and development costs:

Research and development costs are expensed as incurred.

	(e)	Income taxes:

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized based on the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and of loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. To the extent that the realization of the benefit of deferred tax assets is not considered to be more likely than not, a valuation allowance is provided.

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

2.	Significant accounting policies (continued):

	(f)	Impairment of long-lived assets and long-lived assets to be disposed of:

The Company accounts for long-lived assets, which includes fixed assets and patents, in accordance with the provision of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of". This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceed the fair value of the assets.

	(g)	Recent United States accounting standards:

During 2001, the Financial Accounting Standards Board has issued four new pronouncements:

- Statement 141, "Business Combinations", requires the purchase method of accounting for all business combinations and applies to all business combinations initiated after June 30, 2001 and to all business combinations accounted for by the purchase method that are completed after June 30, 2001.

-Statement 142, "Goodwill and Other Intangible Assets", requires that goodwill as well as other intangible assets be tested annually for impairment and is effective for fiscal years beginning after December 15, 2001.

-Statement 143, "Accounting for Asset Retirement Obligations", requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset and is effective for fiscal years beginning after June 15, 2002.

-Statement 144, "Accounting for the Impairment or Disposal of Long-lived Assets", provides that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations, and broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. Statement 144 is effective for fiscal years beginning after December 15, 2001.

The adoption of Statements 141, 142, 143 and 144 will not effect the current consolidated financial statements or historically reported results of operations.

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

3.	Fixed assets:

	2001	Cost	Accumulated amortization	Net book value

	Computer equipment	$8,397	$5,402	$2,995
	Office equipment and tools	4,995	2,858	2,137
	Tractor	14,000	5,040	8,960

		$27,392	$13,300	$14,092

	2000	Cost	Accumulated amortization	Net book value

	Computer equipment	$8,397	$4,471	$3,926
	Office equipment and tools	4,995	1,941	3,054
	Tractor	14,000	2,800	11,200

		$27,392	$9,212	$18,180

4.	Due to related parties:

			December 31, 2000	November 26, 2001

	Reed Jensen, President		$-	$10,000
	Company:
	Solar Energy Limited, REL's majority shareholder		285,000	352,362
	Sunspring, Inc., sister corporation		10,000	10,000
	Renewable Energy Limited, parent corporation		50,000	50,000

			$345,000	$422,362

	Due to related parties are non-interest bearing, unsecured and have no fixed terms of repayment.
	Subsequent to November 26, 2001, the loan from Solar Energy Limited was forgiven and the loans from Renewable Energy Limited and Reed Jensen were assumed by Solar Energy Limited (note 1(a)).

5.	Due to Sun Power Corporation:
	The advances from Sun Power Corporation are pursuant to the Agreement and Plan of Share Exchange (note 1(a)). Amounts due to Sun Power are non-interest bearing and have no fixed terms of repayment.

RENEWABLE ENERGY CORP. (A Development Stage Enterprise)

Notes to Financial Statements (Expressed in United States dollars)

6.	Income taxes:
	Income tax expense differs from that calculated by applying statutory rates to accounting income for the following reasons:

		December 31, 2000	November 26, 2001

	Combined federal and state income tax expense (recoveries) at the expected rate of 34% (2000 - 34%)	$(59,318)	$(26,138)
	Change in valuation allowance	59,318	26,138

	Tax expense for the period	-	$-

	The tax effect of temporary differences that comprise future income tax assets and liabilities are as follows:

		December 31, 2000	November 26, 2001

	Future tax assets:
	Non-capital losses carried forward	$105,562	$131,700
	Valuation allowance	(105,562)	(131,700)

	Net future income tax balance	$-	$-

The Company has non-capital losses carried forward of $387,352 (2000 - $310,476) which are available to reduce future years' income for income tax purposes. These non-capital losses carried forward expire as follows:

	2008		$136,012
	2009		174,464
	2010		76,876

			$387,352

In assessing the realizability of future tax assets, management considers whether it is more likely than not that all or some portion of the future tax assets will not be realized. The ultimate realization of future tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of future tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The amount of future tax considered realizable could change materially based on future taxable income during the carry forward period of the non-capital losses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN POWER CORPORATION

Date: February 8, 2002

/s/ Andrew Schwab

Andrew Schwab, President